NUMBER                              REPUBLIC
  RF                                FIRST                      SHARES
                                    BANCORP, INC.

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

  COMMON STOCK                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                            CUSIP 760416 10 7

  THIS CERTIFIES that





  is the owner of


       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE OF

         -----------REPUBLIC FIRST BANCORP, INC.------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions contained in the Corporation's official corporate papers filed in the Department of State of Pennsylvania amended to all of which the holder of this certificate by acceptance of assents. This certificate is not valid unless countersigned and registered by the transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




    George S. Rapp                                          Rolf A.Stensrud
      SECRETARY                   [seal]                       PRESIDENT


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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
    TEN COM--as tenants in common            UNIF GIFT
    TEN ENT--as tenants by the entireties    MIN ACT--       Custodian
    JT TEN --as joint tenants with right              .......         .......
             of survivorship and not as                (Cust)         (Minor)
             tenants in common                        under Uniform Gifts to
                                                      Minors Act
                                                                .............
                                                                   (State)
    Additional abbreviations may also be used though not in the above list.

    For value received               hereby sell, assign and transfer unto
                      ---------------
    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
    /------------------------------------/
    /                                    /
    /                                    /
    /                                    /
    /------------------------------------/


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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 ---------------------------------------------------------------------- shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                      Attorney
 --------------------------------------------------------------------
 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

 Dated
       ------------------------------------






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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.